UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 23, 2009

ADOBE SYSTEMS INCORPORATED

(Exact name of Registrant as specified in its charter)

Delaware	0-15175	77-0019522
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

345 Park Avenue
San Jose, California 95110-2704
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (408) 536-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

On October 26, 2009, Adobe Systems Incorporated (“Adobe”) filed a Form 8-K to report that, pursuant to an Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 15, 2009 among Adobe, Snowbird Acquisition Corporation, a Delaware corporation and wholly owned subsidiary of Adobe (the “Purchaser”), and Omniture, Inc. (“Omniture”), Purchaser merged with and into Omniture (the “Merger”) with Omniture surviving as a wholly owned subsidiary of Adobe.  The Merger closed and became effective on October 23, 2009. This Form 8-K/A is being filed to provide the financial statements described under Item 9.01 below.

Item 9.01 Financial Statements and Exhibits.

(a) Financial Statements of Businesses Acquired.

The unaudited condensed consolidated financial statements of Omniture for the nine months ended September 30, 2009 and the audited consolidated financial statements for the year ended December 31, 2008 are filed as Exhibit 99.1 hereto and are incorporated by reference herein.

(b) Pro Forma Financial Information.

The required pro forma financial information as of and for the nine months ended August 28, 2009 and for the year ended November 28, 2008 is attached hereto as Exhibit 99.2 and is incorporated in its entirety herein by reference.

(d) Exhibits.

Exhibit
Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited condensed consolidated financial statements of Omniture as of September 30, 2009 and audited consolidated financial statements of Omniture as of December 31, 2008

99.2	Pro forma financial information as of and for the nine months ended August 28, 2009 and for the year ended November 28, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ADOBE SYSTEMS INCORPORATED

Date: January 4, 2010	By:	/s/ MARK GARRETT
Mark Garrett Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit
Number	Exhibit Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	Unaudited condensed consolidated financial statements of Omniture as of September 30, 2009 and audited consolidated financial statements of Omniture as of December 31, 2008

99.2	Pro forma financial information as of and for the nine months ended August 28, 2009 and for the year ended November 28, 2008